Exhibit No. 99

                              [LOGO] UBS Investment
                                         Bank

                                    WFB-03-16
                                  WAC GT 4.875

Summary
--------------------------------------------------------------------------------
Data as of Date: 2003-11-01
Agg UPB: $271,162,347.27
Low UPB: $32,056.00
High UPB: $1,588,995.49
AVG UPB: $492,127.67
Low WAC: 5.0000%
High WAC: 6.1250%
Avg WAC: 5.1800%
Low RTERM: 118
High RTERM: 180
Avg RTERM: 177
Low LTV: 6.64%
High LTV: 95.00%
Avg LTV: 53.59%
Count (LTV gt 80) No MI: 0.00%
wa (LTV gt 80) No MI: 0.00%
Avg LTV (Bal gt 600k): 48.48%
High LTV (Bal gt 600k): 79.75%
State: CA(54.4%),NY(9.6%),FL(3.0%),NJ(2.7%),IL(2.5%)
Top ZIP: 1.90%
Earliest Origination: 2003-01-03
Latest Origination: 2003-10-10
Latest Maturity: 2018-11-01
Buydown Count: 0
Buydown %: 0.00%
Subsidy Count: 1
Subsidy %: 0.15%
Relocation
Count: 7
Relocation %: 1.07%
Pledge Count: 0
Pledge %: 0.00%
wa FICO: 737

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Interest Rate                                Number          Balance     Balance
--------------------------------------------------------------------------------
5.000                                           196   105,009,775.47       38.73
5.125                                           133    65,297,033.25       24.08
5.250                                            98    49,881,778.48       18.40
5.375                                            42    16,949,149.37        6.25
5.500                                            36    15,836,535.81        5.84
5.625                                            16     6,531,290.08        2.41
5.750                                            16     6,355,440.25        2.34
5.875                                             5     2,185,727.32        0.81
6.000                                             8     2,820,195.47        1.04
6.125                                             1       295,421.77        0.11
--------------------------------------------------------------------------------
Total:                                          551   271,162,347.27      100.00
--------------------------------------------------------------------------------
w. average: 5.180

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Documentation Level                          Number          Balance     Balance
--------------------------------------------------------------------------------
Asset Only                                      167    77,905,478.47       28.73
Full                                            266   136,599,568.93       50.38
Income Only                                       6     3,076,173.05        1.13
No Doc                                          112    53,581,126.82       19.76
--------------------------------------------------------------------------------
Total:                                          551   271,162,347.27      100.00

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Oct 23, 2003 16:17                    Page 1 of 4

                              [LOGO] UBS Investment
                                         Bank

                                    WFB-03-16
                                  WAC GT 4.875

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Remaining Stated Term (Months)               Number          Balance     Balance
--------------------------------------------------------------------------------
118                                               2     1,726,810.62        0.64
119                                               1       771,002.65        0.28
142                                               1       336,465.88        0.12
159                                               1       432,077.44        0.16
166                                               2     1,795,189.11        0.66
171                                               2       922,905.89        0.34
173                                               5     2,031,683.31        0.75
174                                              12     4,901,754.15        1.81
175                                               5     2,280,034.24        0.84
176                                              23     8,821,470.07        3.25
177                                             105    51,613,585.21       19.03
178                                             229   117,353,975.10       43.28
179                                             133    65,351,219.03       24.10
180                                              30    12,824,174.57        4.73
--------------------------------------------------------------------------------
Total:                                          551   271,162,347.27      100.00
--------------------------------------------------------------------------------
w. average: 177.22

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Year of Origination                          Number          Balance     Balance
--------------------------------------------------------------------------------
2003                                            551   271,162,347.27      100.00
--------------------------------------------------------------------------------
Total:                                          551   271,162,347.27      100.00

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Property Type                                Number          Balance     Balance
--------------------------------------------------------------------------------
Coop                                              2       796,618.64        0.29
High Rise Condo (gt 8 floors)                     6     3,108,112.36        1.15
Low Rise Condo (2-4 floors)                      20     9,341,579.07        3.45
Pud                                               2       912,105.98        0.34
Single Family                                   518   256,021,010.17       94.42
Two Family                                        3       982,921.05        0.36
--------------------------------------------------------------------------------
Total:                                          551   271,162,347.27      100.00

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Geographic Area                              Number          Balance     Balance
--------------------------------------------------------------------------------
California                                      282   147,407,718.44       54.36
New York                                         58    26,032,825.30        9.60
Florida                                          17     8,075,977.18        2.98
New Jersey                                       17     7,268,356.87        2.68
Illinois                                         13     6,740,301.07        2.49
Colorado                                         14     6,679,270.61        2.46
Texas                                            15     6,492,018.24        2.39
Maryland                                         12     5,282,211.54        1.95
Minnesota                                        11     5,250,395.81        1.94
Connecticut                                      11     5,030,420.87        1.86
Pennsylvania                                     10     4,706,928.75        1.74
Massachusetts                                    10     4,459,283.15        1.64
Nevada                                            7     3,751,600.42        1.38
Arizona                                           5     2,999,575.76        1.11
North Carolina                                    5     2,586,967.36        0.95
Virginia                                          6     2,513,832.95        0.93
Wisconsin                                         6     2,490,212.01        0.92
Georgia                                           6     2,431,656.37        0.90
Oregon                                            6     2,352,503.31        0.87
Montana                                           4     2,130,662.04        0.79
Washington                                        5     1,962,652.93        0.72
Hawaii                                            3     1,936,855.86        0.71
Michigan                                          5     1,810,960.12        0.67
Indiana                                           3     1,438,729.74        0.53
South Carolina                                    3     1,281,598.82        0.47
New Hampshire                                     1     1,000,000.00        0.37
Iowa                                              2       971,416.64        0.36
Tennessee                                         2       886,131.28        0.33
New Mexico                                        2       848,270.74        0.31
District Of Columbia                              1       747,252.17        0.28
Nebraska                                          1       744,872.64        0.27
Missouri                                          1       448,333.93        0.17
Ohio                                              1       441,359.85        0.16
Arkansas                                          1       401,507.95        0.15
Kansas                                            1       395,200.00        0.15
Vermont                                           1       361,874.93        0.13
Alabama                                           1       356,920.61        0.13
Alaska                                            1       347,238.04        0.13
Idaho                                             1        98,452.97        0.04
--------------------------------------------------------------------------------
Total:                                          551   271,162,347.27      100.00

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Oct 23, 2003 16:17                    Page 2 of 4

                              [LOGO] UBS Investment
                                         Bank

                                    WFB-03-16
                                  WAC GT 4.875

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Range of Original Loan-to-Value Ratios       Number          Balance     Balance
--------------------------------------------------------------------------------
<= 50.00                                        223   112,923,740.57       41.64
50.01 - 55.00                                    58    27,186,404.55       10.03
55.01 - 60.00                                    52    27,579,722.93       10.17
60.01 - 65.00                                    61    30,985,359.65       11.43
65.01 - 70.00                                    62    29,822,384.25       11.00
70.01 - 75.00                                    47    20,898,078.52        7.71
75.01 - 80.00                                    44    20,379,162.81        7.52
80.01 - 85.00                                     1       570,587.29        0.21
85.01 - 90.00                                     2       718,453.73        0.26
90.01 - 95.00                                     1        98,452.97        0.04
--------------------------------------------------------------------------------
Total:                                          551   271,162,347.27      100.00
--------------------------------------------------------------------------------
w. average: 53.59

                                                                    %
                                                             of Total   Weighted
                                                Aggregate   Aggregate    Average
                                                   Unpaid      Unpaid   Loan-to-
                                                Principal   Principal      Value
Range of FICO Scores              Number          Balance     Balance      Ratio
--------------------------------------------------------------------------------
501 - 550                              1       367,351.16        0.14      88.35
601 - 650                             12     6,298,670.50        2.32      60.28
651 - 700                            104    48,536,539.80       17.90      55.75
701 - 750                            178    91,109,279.23       33.60      52.82
751 - 800                            250   122,064,290.91       45.02      52.89
801 - 850                              6     2,786,215.67        1.03      51.95
--------------------------------------------------------------------------------
Total:                               551   271,162,347.27      100.00      53.59
--------------------------------------------------------------------------------
w. average: 737.20

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Range of Original Principal Balances         Number          Balance     Balance
--------------------------------------------------------------------------------
<= 200,001.00                                    32     4,035,791.19        1.49
200,001.01 - 250,001.00                          10     2,328,642.34        0.86
250,001.01 - 300,001.00                           4     1,073,661.83        0.40
300,001.01 - 350,001.00                          27     8,987,566.51        3.31
350,001.01 - 400,001.00                         128    48,258,630.40       17.80
400,001.01 - 450,001.00                          89    37,782,545.05       13.93
450,001.01 - 500,001.00                          56    26,665,460.31        9.83
500,001.01 - 550,001.00                          47    24,303,990.25        8.96
550,001.01 - 600,001.00                          43    24,528,796.15        9.05
600,001.01 - 650,001.00                          27    17,078,845.95        6.30
650,001.01 - 700,001.00                          14     9,514,906.48        3.51
700,001.01 - 750,001.00                           7     5,114,493.85        1.89
750,001.01 - 800,001.00                          14    10,870,452.77        4.01
800,001.01 - 850,001.00                           6     4,909,426.91        1.81
850,001.01 - 900,001.00                           4     3,509,613.51        1.29
900,001.01 - 950,001.00                          15    13,742,358.04        5.07
950,001.01 - 1,000,001.00                        26    25,404,850.79        9.37
1,000,001.01 >=                                   2     3,052,314.94        1.13
--------------------------------------------------------------------------------
Total:                                          551   271,162,347.27      100.00

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Purpose                                      Number          Balance     Balance
--------------------------------------------------------------------------------
Equity Take Out Refi                            137    62,563,809.71       23.07
Purchase                                         37    15,910,459.22        5.87
Rate & Term Refi                                377   192,688,078.34       71.06
--------------------------------------------------------------------------------
Total:                                          551   271,162,347.27      100.00

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Oct 23, 2003 16:17                    Page 3 of 4

                              [LOGO] UBS Investment
                                         Bank

                                    WFB-03-16
                                  WAC GT 4.875

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Occupancy Type                               Number          Balance     Balance
--------------------------------------------------------------------------------
Owner Occupied                                  522   255,257,407.40       94.13
Second Home                                      29    15,904,939.87        5.87
--------------------------------------------------------------------------------
Total:                                          551   271,162,347.27      100.00

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Oct 23, 2003 16:17                    Page 4 of 4

                              [LOGO] UBS Investment
                                         Bank

                                    WFB-03-16
                                  WAC LE 4.875

Summary
--------------------------------------------------------------------------------
Data as of Date: 2003-11-01
Agg UPB: $329,232,423.67
Low UPB: $71,014.83
High UPB: $1,149,226.65
AVG UPB: $537,961.48
Low WAC: 4.2500%
High WAC: 4.8750%
Avg WAC: 4.8169%
Low RTERM: 117
High RTERM: 358
Avg RTERM: 178
Low LTV: 10.00%
High LTV: 80.00%
Avg LTV: 53.89%
Count (LTV gt 80) No MI: 0.00%
wa (LTV gt 80) No MI: 0.00%
Avg LTV (Bal gt 600k): 52.26%
High LTV (Bal gt 600k): 80.00%
State: CA(51.4%),NY(5.9%),MD(4.8%),IL(4.2%),MA(3.4%)
Top ZIP: 1.60%
Earliest Origination: 2003-06-04
Latest Origination: 2003-10-09
Latest Maturity: 2033-09-01
Buydown Count: 0
Buydown %: 0.00%
Subsidy Count: 1
Subsidy %: 0.29%
Relocation Count: 3
Relocation %: 0.46%
Pledge Count: 0
Pledge %: 0.00%
wa FICO: 736

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Interest Rate                                Number          Balance     Balance
--------------------------------------------------------------------------------
4.250                                             1       278,885.29        0.08
4.625                                            10     4,265,053.25        1.30
4.750                                           270   143,202,558.97       43.50
4.875                                           331   181,485,926.16       55.12
--------------------------------------------------------------------------------
Total:                                          612   329,232,423.67      100.00
--------------------------------------------------------------------------------
w. average: 4.817

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Documentation Level                          Number          Balance     Balance
--------------------------------------------------------------------------------
Asset Only                                      139    67,167,107.55       20.40
Full                                            386   213,036,420.25       64.71
Income Only                                      31    18,164,300.98        5.52
No Doc                                           56    30,864,594.89        9.37
--------------------------------------------------------------------------------
Total:                                          612   329,232,423.67      100.00

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Remaining Stated Term (Months)               Number          Balance     Balance
--------------------------------------------------------------------------------
117                                               1       377,976.77        0.11
118                                               1       300,050.29        0.09
148                                               1       376,105.75        0.11
166                                               1       341,130.70        0.10
176                                               7     3,908,875.88        1.19
177                                             140    75,484,900.37       22.93
178                                             325   177,878,231.05       54.03
179                                             124    65,288,161.35       19.83
180                                              11     4,738,353.00        1.44
358                                               1       538,638.51        0.16
--------------------------------------------------------------------------------
Total:                                          612   329,232,423.67      100.00
--------------------------------------------------------------------------------
w. average: 178.10

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Year of Origination                          Number          Balance     Balance
--------------------------------------------------------------------------------
2003                                            612   329,232,423.67      100.00
--------------------------------------------------------------------------------
Total:                                          612   329,232,423.67      100.00

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Oct 23, 2003 16:17                    Page 1 of 4

                              [LOGO] UBS Investment
                                         Bank

                                    WFB-03-16
                                  WAC LE 4.875

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Property Type                                Number          Balance     Balance
--------------------------------------------------------------------------------
Coop                                              3     1,959,222.42        0.60
High Rise Condo (gt 8 floors)                     4     1,836,570.78        0.56
Low Rise Condo (2-4 floors)                      11     5,928,220.23        1.80
Pud                                              10     4,904,854.32        1.49
Single Family                                   580   312,626,057.13       94.96
Two Family                                        4     1,977,498.79        0.60
--------------------------------------------------------------------------------
Total:                                          612   329,232,423.67      100.00

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Geographic Area                              Number          Balance     Balance
--------------------------------------------------------------------------------
California                                      323   169,239,181.62       51.40
New York                                         36    19,537,514.31        5.93
Maryland                                         29    15,839,852.98        4.81
Illinois                                         25    13,809,846.88        4.19
Massachusetts                                    21    11,253,591.21        3.42
Texas                                            16    10,288,740.76        3.13
North Carolina                                   17     9,637,689.57        2.93
Connecticut                                      15     9,241,581.78        2.81
Minnesota                                        16     7,772,756.34        2.36
Michigan                                         13     6,734,629.26        2.05
Missouri                                          8     5,015,646.85        1.52
Georgia                                           7     3,834,762.22        1.16
New Jersey                                        6     3,640,218.56        1.11
Pennsylvania                                      5     3,521,635.14        1.07
Florida                                           6     3,476,460.21        1.06
Arizona                                           8     3,443,966.59        1.05
Virginia                                          6     3,332,394.09        1.01
Colorado                                          5     3,260,008.13        0.99
Kansas                                            6     2,992,553.00        0.91
Washington                                        5     2,444,345.05        0.74
Iowa                                              6     2,439,531.25        0.74
Indiana                                           4     2,409,488.99        0.73
Oregon                                            2     1,674,963.09        0.51
Montana                                           2     1,500,398.30        0.46
Idaho                                             3     1,435,446.27        0.44
New Hampshire                                     2     1,284,700.69        0.39
Nevada                                            3     1,255,717.59        0.38
Maine                                             2     1,240,079.97        0.38
Hawaii                                            1       956,251.52        0.29
Ohio                                              2       903,114.09        0.27
Kentucky                                          2       802,631.57        0.24
North Dakota                                      1       647,517.01        0.20
South Carolina                                    1       603,961.03        0.18
Alaska                                            1       587,468.19        0.18
Tennessee                                         1       552,283.77        0.17
Nebraska                                          1       518,013.60        0.16
Louisiana                                         1       480,547.98        0.15
New Mexico                                        1       455,696.00        0.14
Wisconsin                                         1       455,498.32        0.14
Arkansas                                          1       444,814.52        0.14
District Of Columbia                              1       266,925.37        0.08
--------------------------------------------------------------------------------
Total:                                          612   329,232,423.67      100.00

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Oct 23, 2003 16:17                    Page 2 of 4

                              [LOGO] UBS Investment
                                         Bank

                                    WFB-03-16
                                  WAC LE 4.875

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Range of Original Loan-to-Value Ratios       Number          Balance     Balance
--------------------------------------------------------------------------------
<= 50.00                                        239   130,197,549.16       39.55
50.01 - 55.00                                    64    35,143,835.63       10.67
55.01 - 60.00                                    61    35,433,178.25       10.76
60.01 - 65.00                                    67    35,917,527.44       10.91
65.01 - 70.00                                    70    37,092,876.50       11.27
70.01 - 75.00                                    48    26,564,718.60        8.07
75.01 - 80.00                                    63    28,882,738.09        8.77
--------------------------------------------------------------------------------
Total:                                          612   329,232,423.67      100.00
--------------------------------------------------------------------------------
w. average: 53.89

                                                                    %
                                                             of Total   Weighted
                                                Aggregate   Aggregate    Average
                                                   Unpaid      Unpaid   Loan-to-
                                                Principal   Principal      Value
Range of FICO Scores              Number          Balance     Balance      Ratio
--------------------------------------------------------------------------------
601 - 650                             14     7,560,098.72        2.30      56.81
651 - 700                             97    54,879,306.09       16.67      55.54
701 - 750                            232   125,947,276.97       38.25      54.53
751 - 800                            259   136,060,716.99       41.33      52.42
801 - 850                             10     4,785,024.90        1.45      55.30
--------------------------------------------------------------------------------
Total:                               612   329,232,423.67      100.00      53.89
--------------------------------------------------------------------------------
w. average: 736.35

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Range of Original Principal Balances         Number          Balance     Balance
--------------------------------------------------------------------------------
<= 200,001.00                                     7       798,601.97        0.24
200,001.01 - 250,001.00                           3       672,655.27        0.20
250,001.01 - 300,001.00                           5     1,380,625.48        0.42
300,001.01 - 350,001.00                          29     9,629,922.82        2.92
350,001.01 - 400,001.00                          80    30,177,084.12        9.17
400,001.01 - 450,001.00                          82    34,746,727.49       10.55
450,001.01 - 500,001.00                          84    39,851,993.04       12.10
500,001.01 - 550,001.00                          85    44,213,270.82       13.43
550,001.01 - 600,001.00                          59    33,646,973.49       10.22
600,001.01 - 650,001.00                          84    52,741,242.02       16.02
650,001.01 - 700,001.00                           8     5,499,435.59        1.67
700,001.01 - 750,001.00                          14    10,137,308.53        3.08
750,001.01 - 800,001.00                           8     6,145,502.28        1.87
800,001.01 - 850,001.00                           9     7,362,992.53        2.24
850,001.01 - 900,001.00                           9     7,781,647.64        2.36
900,001.01 - 950,001.00                          16    14,795,697.13        4.49
950,001.01 - 1,000,001.00                        29    28,501,516.80        8.66
1,000,001.01 >=                                   1     1,149,226.65        0.35
--------------------------------------------------------------------------------
Total:                                          612   329,232,423.67      100.00

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Purpose                                      Number          Balance     Balance
--------------------------------------------------------------------------------
Equity Take Out Refi                             85    42,878,795.24       13.02
Purchase                                         27    14,644,840.60        4.45
Rate & Term Refi                                500   271,708,787.83       82.53
--------------------------------------------------------------------------------
Total:                                          612   329,232,423.67      100.00

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Oct 23, 2003 16:17                    Page 3 of 4

                              [LOGO] UBS Investment
                                         Bank

                                    WFB-03-16
                                  WAC LE 4.875

                                                                               %
                                                                        of Total
                                                           Aggregate   Aggregate
                                                              Unpaid      Unpaid
                                                           Principal   Principal
Occupancy Type                               Number          Balance     Balance
--------------------------------------------------------------------------------
Owner Occupied                                  597   320,038,598.17       97.21
Second Home                                      15     9,193,825.50        2.79
--------------------------------------------------------------------------------
Total:                                          612   329,232,423.67      100.00

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Oct 23, 2003 16:17                    Page 4 of 4

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